UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **AMT-Free New York Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	2.93%	-1.96%	3.20%

1-Year	3.66	-1.27	3.98

5-Year	7.35	6.31	5.59

10-Year	4.05	3.55	4.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of May 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The Puerto Rico Public Finance Corporation (PFC), which stopped making payments on August 1, 2015, failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Alejandro García Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including general obligation (G.O.) securities and bonds backed by sales tax revenues (COFINAs). The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Stephen Spencer, a financial advisor to bondholders, including OppenheimerFunds, said the step “could have unintended consequences and could ultimately prove harmful to the commonwealth’s citizens as well as bondholders.” Mr. Spencer also said that the new law threatened the agreement OppenheimerFunds and other bondholders had reached with PREPA, Puerto Rico’s electric utilities authority.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate has not voted on the amendments. Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” We believe that action by the U.S. Congress, if it passes a bill that is signed by the President, could supersede Puerto Rico’s debt moratorium law. Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

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Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. This Fund does not hold any securities issued by the GDB. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay plans to shift to a value-added tax (VAT); a new corporation was established to help PRASA, the Commonwealth’s aqueduct and sewer authority, borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments.

In Washington, D.C., legislators remained at odds about how to address Puerto Rico’s financial problems. On May 11, Rep. Nancy Pelosi said that House Democrats were “disappointed” in the latest version of the Republicans’ bill and that “another few days of back and forth” were still necessary. As of this writing, it was not clear when the measure would be discussed in committee or when it might reach the floor for a vote.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

The Class A shares of Oppenheimer Rochester AMT-Free New York Municipal Fund provided a yield-driven, 6-month cumulative total return of 2.93% at net asset value (NAV) and a distribution yield of 5.09% at NAV as of March 31, 2016. The distribution yield was 193 basis points higher than the average in Lipper’s New York Municipal Debt Funds category. A taxable investment would have had to yield more than 7.97% to provide a greater benefit for taxpayers in New York’s highest 2016 income tax bracket; for New York City taxpayers, the taxable equivalent rate for this Fund’s Class A shares would have been 8.36% at the end of March 2016.

MARKET OVERVIEW

After its March 2016 meeting, the Federal Reserve Open Market Committee (FOMC) announced that the Fed Funds target interest rate would remain between 0.25% and 0.50%. Citing “global economic and financial developments that continue to pose risks,” the Fed also indicated that its members foresee two increases in this short-term rate during 2016, not four, as was mentioned in December 2015, when the Fed Funds target rate was increased to the range of 0.25% to 0.50%.

In a statement following that increase, which occurred seven years to the day after it had

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 3.16% at the end of this reporting period. At 5.09%, the distribution yield at NAV for this Fund’s Class A shares was 193 basis points higher than the category average.

been reduced to the range of zero to 0.25%, the Fed said steady job growth and a near-normal unemployment rate of 5% were factors in its decision. The last increase – to 5.25% – was announced June 29, 2006. Fed officials also said they expected the economy

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.09%
Dividend Yield with sales charge	4.85
Standardized Yield	4.09
Taxable Equivalent Yield	7.97
Last distribution (3/22/16)	$0.047
Total distributions (10/1/15 to 3/31/16)	$0.290

Endnotes for this discussion begin on page 19 of this report.

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to warrant only “gradual increases” over the next few years; in December 2015, FOMC members projected rate increases of one percentage point per year. At the time, the Fed suggested four rate hikes in 2016 but stressed that “rate increases could be faster or slower, based on economic data.”

The Fed also held pat at the January 2016 meeting, while noting that economic growth had slowed since late 2015 and that inflation was running below the FOMC’s target level. While the 12-month core inflation rate (excluding food and energy prices) was 2.3% in January 2016, the Fed’s preferred inflation gauge for the same period was just 1.3%.

In a speech late in this reporting period, Fed chair Janet Yellen explained that “given the risks to the outlook, I consider it appropriate to proceed cautiously in adjusting policy.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On March 31, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been six months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined.

As of March 31, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 35 basis points from September 30, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.79% on March 31, 2016, down 33 basis points from the September 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.44%, up 17 basis points from the September 2015 date.

As this reporting period came to a close, New York State officials were busy hammering out the final details for the budget for fiscal 2017, which will end next March 31. Among the contentious provisions in the $156 billion budget were initiatives to raise the minimum wage to $15 an hour in phases and to begin offering a 12-week paid family leave program, the nation’s first, starting in 2018.

The budget was expected to include five new tax credits and to cap the spending increase at 2% for the sixth consecutive year. The budget was also expected to provide an additional $1.5 billion in aid to New York’s schools while creating tax credits for small business and lowering income taxes to 5.5% by 2025 for households with income between $40,000 and $300,000. A “millionaire’s tax” of 8.82% still applies to the state’s wealthiest residents, defined as those earning $2 million a year or more.

According to a report released in early 2016 by State Comptroller Thomas DiNapoli, New York State’s fiscal position has improved, but slowing revenues could lead to new budget

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challenges. In a statement, Mr. DiNapoli linked the improvements to robust tax revenues, legal settlements and various actions taken by Gov. Andrew Cuomo (aka his boss) and the Legislature.

Tourism continued to be big business in the Empire State. According to a report that was released in March 2016, New York State spent $170 million of the $250 million allocated during the 5 years ended March 2015 to advertise tourism and its business development initiatives (New York Open for Business and Start-Up NY). The state also received $37.5 million to help revitalize tourism in areas that were hit by Hurricane Sandy. In his most recent State of the State address, Gov. Cuomo said the advertising campaigns have had a $100 billion impact.

In December 2015, the Port Authority of New York and New Jersey approved a $7.9 billion spending plan for fiscal year 2016 that will include $978 million for the World Trade Center Transportation Hub and $952 million for tunnel, bridge and bus terminal improvements. Also in December, state regulators licensed three new casinos for the Catskills, Schenectady and the Finger Lakes regions that are projected to bring in more than $300 million annually.

As of March 31, 2016, New York State’s general obligation (G.O.) bonds were rated AA-plus by Standard & Poor’s and Fitch Ratings and Aa1 by Moody’s Investors Service. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

In December 2015, the Independent Budget Office (IBO) projected that New York City would have a surplus of $963 million on June 30, 2016, when its current fiscal year ends. The anticipated surplus, if realized, would be nearly $830 million more than forecast in the de Blasio administration’s November 2015 Financial Plan. The IBO report says the city’s tax revenues should rise 2.6%, to $52.4 billion, more than half of which was generated by property taxes and personal income taxes. Tourism and strong job growth are also contributing to robust tax revenues.

In January 2016, New York City Mayor Bill de Blasio proposed an $82 billion budget for fiscal year 2017. The proposed budget is 5.3% larger than the previous one, and reserves represent about 6% of the total, according to The Bond Buyer. The mayor’s plan seeks to deposit $3.4 billion in a trust fund for retiree health benefits, $500 million for capital projects, and $1 billion in general reserves. Additionally, the budget reflects citywide savings during fiscal 2016 and 2017 of $1.1 billion, of which $407 million is the result of lower debt-service payments. The de Blasio administration would like to spend $868 million through fiscal 2019 to create 11,800 more “seats” within the city’s overcrowded public schools and $47 million for a new Staten Island Ferry. The proposal also includes $62 million to pay for ThriveNYC, the city’s plan to create more robust mental-health services, and $53.7

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million for a series of programs to address homelessness.

Earlier in this reporting period, the New York City Transitional Finance Authority announced the successful sale of $1 billion of tax-secured, fixed-rate subordinate bonds, including $350 million of tax-exempt new money bonds, $250 million of taxable new money bonds, and $400 million of tax-exempt refunding bonds. In a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates.

As of March 31, 2016, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 460 securities as of March 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 4.9 cents per share at the outset of the reporting period, was reduced to 4.7 cents per share with the February 2016 payout. In all, the Fund distributed 29.0 cents per Class A share this reporting period.

The Fund’s Class A shares provided a distribution yield of 5.09% at NAV at the end of this reporting period, which was 193 basis points higher than the average in Lipper’s New York Municipal Debt Funds category.

The tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.97%, based on the Fund’s standardized yield as of March 31, 2016, and the top federal and New York income tax rates for 2016. For high-income tax payers in New York City, the amount was comparable to a taxable investment with a yield of 8.36%. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 19.8% of the Fund’s total assets (19.8% of net assets) at the end of this reporting period.

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The Rochester Portfolio Management Team

Dan Loughran, CFA Team Leader and Senior Portfolio Manager	Scott Cottier, CFA Senior Portfolio Manager	Troy Willis, JD, CFA Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Portfolio Manager

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, some of which were issued in the Commonwealth of Puerto Rico, made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal,

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The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

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state and local income taxes, represented 16.1% of the Fund’s total assets (16.1% of net assets) at the end of this reporting period.

Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million.

Two authorities, the Puerto Rico Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (Puerto Rico’s aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s

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appeal of the district court and appellate court decisions. At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection. If the Court overturns the lower courts’ decisions, the case would likely be remanded to U.S. Federal District Court, where bondholders would have an opportunity to present additional arguments. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

Investors should note that the plan also seeks to reduce and/or restructure some of

Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations continued to create significant pressure on the prices of their securities.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from

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a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the

Commonwealth’s Energy Commission. That deadline has since been extended to April 22.

Also late in this reporting period, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike. As of March 31, 2016, the Puerto Rico Senate had yet to vote on the legislation, which includes several prerequisites.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

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On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016; however, as of that date, no “solution” had been put forth.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

U.S. Senate Democrats introduced a number of bills in late March: The first, the proposed Puerto Rico Stability Act, would give the Commonwealth restructuring capabilities, establish a nine-person oversight authority, and require the appointment of a chief financial officer and the development of a 5-year fiscal plan, among other things. The second – the proposed Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act) – would increase Medicaid funding and give island residents access to the Earned Income Tax Credit. And the third, the proposed Territories Relief Act, would give territories bankruptcy protection. The status of all three proposed acts was unclear as of March 31, 2016.

Late in this reporting period, the House Committee on Natural Resources, which has jurisdiction over U.S. territories, released a discussion draft of a bill to address Puerto Rico’s financial problems. The draft called for an independent oversight board that would be allowed to file petitions for debt restructuring, but debtors would first have to release “their most recent audited financial report and engage in voluntary debt restructuring discussions with creditors,” according to The Bond Buyer. The draft was roundly criticized by most parties, including Republicans, Democrats, Puerto Rican officials, and creditors.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision has delayed Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

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Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 13.2% of total assets

(13.3% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 7.3% of total assets (7.3% of net assets), water utilities with 4.1% of total assets (4.1% of net assets) and sewer utilities with 1.9% of total assets (1.9% of net assets) as of March 31, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in Guam as well as securities issued by PREPA and PRASA.

As of March 31, 2016, 12.4% of the Fund’s total assets (12.5% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, some of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund’s investments in the hospital/ healthcare sector, which represented 7.5% of total assets (7.5% of net assets) as of March 31, 2016, included some bonds issued in the Commonwealth of Puerto Rico. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

G.O. securities comprised 6.8% of total assets (6.8% of net assets) as of March 31, 2016. The Fund’s holdings in this sector include bonds issued in the Commonwealth of Puerto Rico and the Northern Mariana Islands.

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The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 6.0% of total assets (6.0% of net assets) as of March 31, 2016. The bonds in this sector are used to build and maintain roadways and highway amenities, and included several bonds issued in Puerto Rico.

As of March 31, 2016 the sales tax sector represented 4.5% of the Fund’s total assets (4.5% of net assets). Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Almost all of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico.

U.S. government obligation bonds constituted 4.3% of the Fund’s total assets (4.3% of net assets) on March 31, 2016. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. The Treasury bonds that are purchased with the proceeds of a pre-refunding are backed by the full faith and credit of the U.S. government.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to

16        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

17        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco Master Settlement Agreement	19.8%
Higher Education	12.4
Hospital/Healthcare	7.5
Electric Utilities	7.3
General Obligation	6.8
Highways/Commuter Facilities	6.0
Sales Tax Revenue	4.5
U.S. Government Obligations	4.3
Water Utilities	4.1
Government Appropriation	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	7.0%	0.7%	7.7%
AA	26.7	0.0	26.7
A	11.3	0.2	11.5
BBB	16.8	5.5	22.3
BB or lower	26.8	5.0	31.8
Total	88.6%	11.4%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

18        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/16

	Without Sales Charge	With Sales Charge
Class A	5.09%	4.85%
Class B	4.38	N/A
Class C	4.39	N/A
Class Y	5.30	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/16
Class A	4.09%
Class B	3.52
Class C	3.53
Class Y	4.53

TAXABLE EQUIVALENT YIELDS

As of 3/31/16
Class A	7.97%
Class B	6.86
Class C	6.88
Class Y	8.83

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	2.93%	3.66%	7.35%	4.05%	6.63%
Class B (ONYBX)	3/1/93	2.53	2.85	6.45	3.53	4.70
Class C (ONYCX)	8/29/95	2.45	2.78	6.52	3.24	4.25
Class Y (ONYYX)	1/31/11	3.05	3.81	7.59	N/A	7.40

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-1.96%	-1.27%	6.31%	3.55%	6.46%
Class B (ONYBX)	3/1/93	-2.47	-2.06	6.14	3.53	4.70
Class C (ONYCX)	8/29/95	1.45	1.80	6.52	3.24	4.25
Class Y (ONYYX)	1/31/11	3.05	3.81	7.59	N/A	7.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge

19        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.047 for the 28-day accrual period ended March 22, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 22, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0405, $0.0405 and $0.0490, respectively, for the 28-day accrual period ended March 22, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 99 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal and New York State tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

20        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

21        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016

Class A	$1,000.00	$1,029.30	$4.88

Class B	1,000.00	1,025.30	8.80

Class C	1,000.00	1,024.50	8.74

Class Y	1,000.00	1,030.50	3.66

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.20	4.86

Class B	1,000.00	1,016.35	8.76

Class C	1,000.00	1,016.40	8.71

Class Y	1,000.00	1,021.40	3.65

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios

Class A	0.96%

Class B	1.73

Class C	1.72

Class Y	0.72

23        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—101.9%

New York—83.0%
$125,000	Albany County, NY IDA (Wildwood Programs)	5.000%	07/01/2026	$125,119

200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	200,316

1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.875	07/01/2041	1,123,350

500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.625	07/01/2031	562,625

500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.375	07/01/2026	568,295

2,900,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2031	3,009,533

560,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2037	579,527

100,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2037	83,246

150,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2032	130,932

285,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2027	262,505

320,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	318,266

3,765,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	3,581,607

1,000,000	Albany, NY IDA (St. Peter’s Hospital)	5.500	11/15/2027	1,078,090

1,380,000	Albany, NY IDA, Series B	5.750	11/15/2032	1,493,326

1,365,000	Albany, NY IDA, Series D	5.750	11/15/2027	1,477,094

3,715,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,772,657

8,755,000	Brookhaven, NY IDA (Dowling College)[2]	6.750	11/01/2032	6,128,850

270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	5.375	10/01/2041	301,495

130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	6.000	10/01/2031	152,967

3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.250	04/01/2035	3,692,939

1,000,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	1,052,880

1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.375	07/01/2028	1,719,693

790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.750	07/01/2033	807,190

1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.250	07/01/2023	1,348,943

655,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.000	07/01/2018	660,771

2,425,000	Build NYC Resource Corp. (New York Law School)	5.000	07/01/2031	2,803,397

650,000	Build NYC Resource Corp. (New York Law School)	5.000	07/01/2041	729,345

4,300,000	Build NYC Resource Corp. (New York Law School)	5.000	07/01/2030	5,002,405

140,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	156,635

300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	309,141

45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	46,370

50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	51,530

40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	41,238

24        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$45,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2036	$46,377

55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	56,609

60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	61,736

50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	51,497

55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	56,628

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	31,014

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	30,989

25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	25,892

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	31,036

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	36,130

40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	41,272

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	36,142

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	36,142

100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2034	111,116

100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2039	108,759

200,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.000	05/01/2023	200,764

520,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.100	05/01/2031	522,028

140,000	Coeymans, NY Fire District	5.000	10/15/2026	140,256

135,000	Coeymans, NY Fire District	5.000	10/15/2025	135,247

130,000	Coeymans, NY Fire District	5.000	10/15/2024	130,238

840,000	Colonie, NY GO	6.000	04/01/2033	919,531

1,040,000	Colonie, NY GO	6.000	04/01/2032	1,138,467

25,000	Deerfield, NY GO	5.600	06/15/2031	25,106

25,000	Deerfield, NY GO	5.600	06/15/2032	25,105

25,000	Deerfield, NY GO	5.600	06/15/2029	25,109

25,000	Deerfield, NY GO	5.600	06/15/2030	25,107

30,000	Deerfield, NY GO	5.600	06/15/2035	30,119

35,000	Deerfield, NY GO	5.600	06/15/2036	35,138

30,000	Deerfield, NY GO	5.600	06/15/2033	30,124

30,000	Deerfield, NY GO	5.600	06/15/2034	30,123

15,000	Deerfield, NY GO	5.500	06/15/2023	15,079

15,000	Deerfield, NY GO	5.500	06/15/2024	15,077

15,000	Deerfield, NY GO	5.500	06/15/2021	15,086

15,000	Deerfield, NY GO	5.500	06/15/2022	15,082

20,000	Deerfield, NY GO	5.600	06/15/2027	20,092

20,000	Deerfield, NY GO	5.600	06/15/2028	20,089

20,000	Deerfield, NY GO	5.500	06/15/2025	20,098

20,000	Deerfield, NY GO	5.600	06/15/2026	20,094

3,955,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	3,838,407

570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)	6.000	10/01/2030	597,622

100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750	07/01/2040	114,215

450,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750	07/01/2030	518,611

25        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.250%	07/01/2025	$287,400

1,230,000	East Hampton, NY Town Hsg. Authority	6.500	05/01/2034	1,375,792

130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500	08/01/2033	131,621

135,000	Erie County, NY IDA (Buffalo City School District)	5.250	05/01/2032	156,815

225,000	Erie County, NY IDA (Buffalo City School District)	5.250	05/01/2031	261,713

265,000	Erie County, NY IDA (Buffalo City School District)	5.250	05/01/2030	308,661

500,000	Erie County, NY IDA (Charter School Applied Tech)	6.875	06/01/2035	508,055

395,000	Erie County, NY IDA (Global Concepts Charter School)	6.250	10/01/2037	411,957

765,000	Erie County, NY IDA (Orchard Park CCRC)	5.125	11/15/2016	786,466

950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000	02/01/2028	951,729

15,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000	06/01/2031	15,002

92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607 [3]	06/01/2055	779,240

55,500,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875 [3]	06/01/2050	1,306,470

36,435,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000	06/01/2038	36,433,543

110,000	Essex County, NY IDA (North Country Community College Foundation)	5.300	06/01/2035	110,213

60,000	Franklin County, NY IDA (North Country Community College Foundation)	5.200	06/01/2025	60,142

815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000	12/01/2027	815,905

70,000	Hempstead Village, NY GO	5.000	09/15/2025	70,734

70,000	Hempstead Village, NY GO	5.000	09/15/2026	70,696

200,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2044	222,082

250,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2039	279,507

1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.750	07/01/2039	1,111,400

300,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2029	347,829

300,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000	07/01/2034	340,032

5,600,000	Hudson Yards, NY Infrastructure Corp.	5.750	02/15/2047	6,503,056

5,000,000	L.I., NY Power Authority	6.000	05/01/2033	5,769,000

2,250,000	L.I., NY Power Authority, Series A	5.000	12/01/2026	2,267,077

4,850,000	L.I., NY Power Authority, Series A	5.750	04/01/2039	5,421,475

5,000,000	L.I., NY Power Authority, Series A	6.250	04/01/2033	5,786,000

1,185,000	L.I., NY Power Authority, Series A	5.000	09/01/2039	1,368,675

2,970,000	L.I., NY Power Authority, Series A	5.000	09/01/2044	3,406,471

3,300,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	3,889,710

415,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000	06/01/2040	450,814

1,450,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2032	1,637,543

400,000	Monroe County, NY IDA (Summit at Brighton)	5.500	07/01/2027	385,984

230,000	Monroe County, NY IDA (Summit at Brighton)	5.375	07/01/2032	213,451

150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000	01/15/2038	169,359

500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000	01/15/2029	575,665

350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000	01/15/2028	405,044

26        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.500%	10/01/2041	$604,492
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.250	10/01/2031	84,265
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.000	10/01/2026	169,818
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000	06/01/2034	289,005
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.625	06/01/2026	173,581
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.500	06/01/2034	211,660
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2029	116,143
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2044	316,621
10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.500	08/15/2040	11,684,000
4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.750	08/15/2035	5,294,193
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701 [3]	06/01/2061	1,123,759
1,000,000	Monroe, NY Newpower Corp	5.625	01/01/2026	1,004,270
4,000,000	Monroe, NY Newpower Corp.	5.500	01/01/2034	4,013,280
3,420,000	Nassau County, NY GO	5.000	01/01/2034	4,038,746
185,000	Nassau County, NY IDA (ALIA-ACDS)	6.125	09/01/2018	186,384
1,555,000	Nassau County, NY IDA (ALIA-AP)	7.000	09/01/2028	1,564,983
75,000	Nassau County, NY IDA (ALIA-HAII)	6.125	09/01/2018	75,561
1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[2]	2.000	01/01/2049	152,570
3,247,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.700	01/01/2049	3,234,218
135,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500	01/01/2032	135,756
2,290,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625	06/01/2033	2,291,832
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500	11/01/2037	186,567
335,000	Nassau County, NY IDA, Series A-B	6.000	06/01/2021	338,732
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2031	2,231,760
60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763 [3]	06/01/2060	289,200
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151 [3]	06/01/2046	3,107,679
24,155,000	Nassau County, NY Tobacco Settlement Corp.	5.125	06/01/2046	22,458,353
10,330,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000	06/01/2035	9,733,752
225,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000	07/01/2045	253,354
565,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000	07/01/2033	654,671
200,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000	07/01/2040	226,562
450,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000	07/01/2034	519,457
350,000	New Rochelle, NY Corp. Devel. (Iona College)	5.000	07/01/2032	407,081
340,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750	06/01/2018	340,619

27        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$70,000	Niagara Falls, NY Public Water Authority	5.500%	07/15/2034	$70,144
150,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000	05/01/2042	164,814
100,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000	05/01/2035	111,396
1,935,000	NY Counties Tobacco Trust I	6.500	06/01/2035	1,935,697
22,580,000	NY Counties Tobacco Trust II (TASC)	5.625	06/01/2035	22,619,515
110,000	NY Counties Tobacco Trust II (TASC)	5.750	06/01/2043	110,573
5,120,000	NY Counties Tobacco Trust III (TASC)	6.000	06/01/2043	5,121,946
850,000	NY Counties Tobacco Trust IV	5.000	06/01/2038	817,453
5,905,000	NY Counties Tobacco Trust IV (TASC)	5.000	06/01/2042	5,599,357
11,240,000	NY Counties Tobacco Trust IV (TASC)	5.000	06/01/2045	10,473,544
276,000,000	NY Counties Tobacco Trust V	7.850 [3]	06/01/2060	1,134,360
84,200,000	NY Counties Tobacco Trust V	6.850 [3]	06/01/2055	965,774
4,910,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)	5.625	01/15/2046	5,600,542
22,812,800	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.625	01/15/2046	22,812,800
18,800,000	NY MTA ROCs	0.600 [5]	11/15/2027	18,800,000
1,200,000	NY MTA, Series A	5.250	11/15/2038	1,421,640
40,000	NY MTA, Series A	5.000	11/15/2035	41,009
1,650,000	NY MTA, Series A-1	5.000	11/15/2046	1,926,771
900,000	NY MTA, Series B	5.250	11/15/2039	1,070,685
4,000,000	NY MTA, Series C	5.000	11/15/2038	4,623,200
350,000	NY MTA, Series D	5.000	11/15/2032	416,342
1,000,000	NY MTA, Series D	5.000	11/15/2034	1,152,280
6,150,000	NY MTA, Series D	5.000	11/15/2030	7,332,583
5,000,000	NY MTA, Series D	5.000	11/15/2031	5,845,250
2,450,000	NY MTA, Series D-1	5.000	11/01/2028	2,943,871
3,000,000	NY MTA, Series E	5.000	11/15/2029	3,590,790
400,000	NY MTA, Series H	5.000	11/15/2033	475,820
600,000	NY Seneca Nation Indians Capital Improvements	5.250	12/01/2016	611,316
300,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2029	358,911
400,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2030	481,608
37,000,000	NY TSASC, Inc. (TFABs)	5.125	06/01/2042	34,937,620
800,000	NY TSASC, Inc. (TFABs)	4.750	06/01/2022	801,264
20,000,000	NY Utility Debt Securitization Authority	5.000	12/15/2041	23,560,600
22,517,191	NYC GO4	5.625	11/15/2031	22,517,191
700,000	NYC GO	5.000	08/01/2035	813,218
15,000	NYC GO	5.500	11/15/2037	15,064
865,000	NYC GO	5.000	10/01/2032	1,024,030
750,000	NYC GO	5.000	03/01/2033	886,155
5,000,000	NYC GO	5.000	08/01/2030	6,035,000
16,904,100	NYC GO4	5.375	04/01/2036	16,904,100
6,200,000	NYC GO	5.000	08/01/2032	7,256,604
45,000	NYC GO	6.000	05/15/2022	45,216
12,355,420	NYC GO4	5.125	03/01/2026	12,355,420
450,000	NYC HDC (Multifamily Hsg.)	5.500	11/01/2034	489,164
410,000	NYC HDC (Multifamily Hsg.)	5.550	11/01/2039	437,146
1,590,000	NYC HDC (Multifamily Hsg.)	5.700	11/01/2046	1,693,748
5,000	NYC HDC (Multifamily Hsg.), Series E	6.250	05/01/2036	5,010
5,000,000	NYC Health & Hospital Corp. (Health System)	5.000	02/15/2030	5,599,500

28        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$960,000	NYC IDA (Center for Elimination of Family Violence)	7.375%	11/01/2036	$994,282
160,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	153,242
110,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	105,354
1,990,000	NYC IDA (Chapin School)	5.000	11/01/2038	2,008,407
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	350,487
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	156,155
1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,651,374
160,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	161,701
200,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	204,868
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	217,869
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,058,219
2,300,000	NYC IDA (Montefiore Medical Center Corp.)	5.125	11/01/2035	2,308,234
6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	6,054,007
1,500,000	NYC IDA (Polytechnic University)	5.250	11/01/2037	1,595,835
2,375,000	NYC IDA (Polytechnic University)	5.250	11/01/2027	2,533,721
30,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)	4.500	07/01/2021	30,022
4,695,000	NYC IDA (The Child School)	7.550	06/01/2033	4,705,329
3,500,000	NYC IDA (UNICEF)	5.300	11/01/2038	3,520,615
4,600,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000	07/01/2034	5,217,458
1,200,000	NYC IDA (Yankee Stadium)[6]	2.213	03/01/2022	1,162,356
2,525,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	2,935,641
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,747,898
35,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2040	39,609,850
5,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2043	5,859,700
21,399,000	NYC Transitional Finance Authority[4]	5.000	01/15/2034	21,399,000
5,500,000	NYC Transitional Finance Authority	5.000	02/01/2035	6,334,460
1,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2035	1,787,145
2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	2,393,780
1,395,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2034	1,656,493
2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2043	2,322,020
2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2040	2,332,140
5,500,000	NYC Transitional Finance Authority (Building Aid)	5.250	07/15/2037	6,437,255
835,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2043	982,695
300,000	NYC Transitional Finance Authority (Building Aid)	5.500	01/15/2039	337,149
1,500,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2036	1,780,350
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)	5.000	08/01/2033	1,196,120
6,910,000	NYS DA (ALIA-PSCH)	5.350	12/01/2035	7,102,374
2,905,000	NYS DA (ALIA-PSCH)	6.175	12/01/2031	2,960,195
3,130,000	NYS DA (ALIA-PSCH)	4.800	12/01/2023	3,202,209
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	78,985
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	171,804
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	79,329
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	170,639
1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,348,250

29        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$300,000	NYS DA (Catholic Health System)	4.750%	07/01/2039	$323,580
125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	139,108
50,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	56,021
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2027	7,745,338
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2028	4,554,746
100,000	NYS DA (Fordham University)	5.000	07/01/2030	117,592
750,000	NYS DA (Highland Hospital of Rochester)	5.200	07/01/2032	840,660
750,000	NYS DA (Highland Hospital of Rochester)	5.000	07/01/2026	846,285
705,000	NYS DA (Interagency Council)	7.000	07/01/2035	880,397
250,000	NYS DA (Iona College)	5.000	07/01/2032	280,105
3,200,000	NYS DA (L.I. University)	5.000	09/01/2025	3,716,096
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	383,246
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	149,836
400,000	NYS DA (New School)	5.000	07/01/2040	460,696
1,350,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2030	1,645,191
1,300,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2031	1,575,236
1,750,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2040	2,055,533
1,400,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2032	1,687,392
1,750,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2033	2,098,058
1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2039	1,136,930
1,110,000	NYS DA (NYU)	5.000	07/01/2045	1,287,145
1,500,000	NYS DA (NYU)	5.000	07/01/2037	1,768,890
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)	5.000	11/01/2026	328,705
20,846,400	NYS DA (Personal Income Tax)[4]	5.000	03/15/2037	20,846,400
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	340,415
1,990,000	NYS DA (Providence Rest)	5.000	07/01/2035	1,990,239
3,525,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,525,670
300,000	NYS DA (Rochester Institute of Technology)	5.000	07/01/2040	339,300
10,000,000	NYS DA (Sales Tax)	5.000	03/15/2035	12,093,600
200,000	NYS DA (School District Bond Financing Program), Series C	7.500	04/01/2039	232,776
360,000	NYS DA (School District Bond Financing Program), Series C	7.375	10/01/2033	417,884
250,000	NYS DA (School District Bond Financing Program), Series C	7.250	10/01/2028	289,428
100,000	NYS DA (St. John’s University)	5.000	07/01/2034	117,993
1,955,000	NYS DA (St. John’s University)	5.000	07/01/2030	2,259,980
50,000	NYS DA (St. John’s University)	5.000	07/01/2028	58,371
200,000	NYS DA (St. John’s University)	5.000	07/01/2027	234,632
500,000	NYS DA (St. Joseph’s College)	5.250	07/01/2035	546,435
18,000,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	19,507,500
22,787,393	NYS DA (State Personal Income Tax Authority)[4]	5.750	03/15/2036	22,787,393
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000	03/15/2035	11,761,800
1,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2030	1,182,120
560,000	NYS DA (The Bronx-Lebanon Hospital Center)	6.250	02/15/2035	629,776
1,000,000	NYS DA (The New School)	5.000	07/01/2031	1,137,560
650,000	NYS DA (Yeshiva University)	5.000	11/01/2031	773,494

30        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$4,490,000	NYS DA (Yeshiva University)	5.000%		09/01/2038	$4,516,716
1,110,000	NYS DA (Yeshiva University)	5.000		11/01/2031	1,138,372
945,000	NYS DA (Yeshiva University)	5.000		09/01/2038	1,069,201
20,000	NYS HFA (Affordable Hsg.)	5.450		11/01/2040	20,744
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	5,887,400
2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000		11/15/2031	2,350,080
5,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.500		10/01/2037	6,475,350
5,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250		10/01/2035	6,269,800
5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)	5.125		01/15/2044	5,598,350
10,175,000	NYS Thruway Authority	5.000		01/01/2037	11,759,146
1,350,000	NYS Thruway Authority	5.000		01/01/2032	1,579,311
2,330,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2037	2,428,839
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500		12/01/2022	55,165
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)	5.000		12/01/2036	2,627,573
1,615,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.200		07/01/2029	1,759,074
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.375		07/01/2040	1,965,171
2,345,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)	5.000		10/01/2040	2,601,191
1,060,000	Onondaga, NY Civic Devel. Corp. (Onondaga Community College Hsg. Devel. Corp.)	5.000		10/01/2030	1,211,039
535,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)	5.250		12/01/2041	625,666
2,300,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500		12/01/2028	2,322,862
5,000,000	Port Authority NY/NJ, 166th Series	5.250		07/15/2036	5,827,350
2,705,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.625		06/01/2035	2,706,055
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.750		06/01/2043	2,000,780
305,000	Rensselaer County, NY Water Service Sewer Authority	5.350		09/01/2047	316,694
6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	6,841,939
1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,202,784
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[3]	08/15/2045	3,962,230
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[3]	08/15/2050	1,194,090
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.601	[3]	08/15/2060	189,500
2,715,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625		08/15/2035	2,716,059
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.750		08/15/2043	3,151,229
230,000	Saratoga County, NY IDA (Saratoga Hospital/ Saratoga Care/Saratoga Care Family Health Centers)	5.125		12/01/2027	243,335
1,000,000	Schenectady, NY Metroplex Devel. Authority	5.500		08/01/2033	1,196,880

31        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$2,755,000	Seneca County, NY IDA (New York Chiropractic College)	5.000%		10/01/2027	$2,886,469
45,000	Sodus Village, NY GO	5.000		05/15/2037	46,095
45,000	Sodus Village, NY GO	5.000		05/15/2033	46,145
45,000	Sodus Village, NY GO	5.000		05/15/2032	46,150
45,000	Sodus Village, NY GO	5.000		05/15/2034	46,130
45,000	Sodus Village, NY GO	5.000		05/15/2035	46,105
45,000	Sodus Village, NY GO	5.000		05/15/2036	46,100
100,000	St. Lawrence County, NY IDA (Clarkson University)	6.000		09/01/2034	118,908
240,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	266,527
815,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2032	941,349
230,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	266,586
225,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	261,934
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)	6.000		12/01/2040	1,124,360
590,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375		12/01/2040	627,636
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	96,834
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	7,263,636
110,000	Suffolk County, NY IDA (Dowling College)[2]	6.700		12/01/2020	77,004
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	630,763
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2032	833,400
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.250		06/01/2037	774,333
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625	[7]	06/01/2044	6,469,952
1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	1,392,794
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	445,095
7,155,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	7,200,434
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	2,981,816
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.000		09/01/2030	6,879,824
13,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.125		09/01/2040	14,632,540
100,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.000		06/01/2040	100,028
35,000	Voorheesville, NY GO	5.000		02/15/2024	35,868
30,000	Voorheesville, NY GO	5.000		02/15/2023	30,779
40,000	Voorheesville, NY GO	5.000		02/15/2029	40,852
35,000	Voorheesville, NY GO	5.000		02/15/2025	35,839
40,000	Voorheesville, NY GO	5.000		02/15/2028	40,885
40,000	Voorheesville, NY GO	5.000		02/15/2027	40,904
35,000	Voorheesville, NY GO	5.000		02/15/2026	35,800
60,000	Voorheesville, NY GO	5.000		02/15/2037	61,164
50,000	Voorheesville, NY GO	5.000		02/15/2032	51,018
50,000	Voorheesville, NY GO	5.000		02/15/2033	51,014
45,000	Voorheesville, NY GO	5.000		02/15/2030	45,940

32        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$45,000	Voorheesville, NY GO	5.000%		02/15/2031	$45,916
55,000	Voorheesville, NY GO	5.000		02/15/2035	56,077
60,000	Voorheesville, NY GO	5.000		02/15/2036	61,169
55,000	Voorheesville, NY GO	5.000		02/15/2034	56,101
7,410,000	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2030	8,323,060
3,000,000	Westchester County, NY Healthcare Corp., Series B	6.125		11/01/2037	3,432,450
90,000	Westchester County, NY Healthcare Corp., Series C-2	6.125		11/01/2037	102,974
460,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	470,106
500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)	5.000		06/01/2030	516,680
1,000,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)	5.000		11/01/2029	1,181,470
1,500,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)	5.000		11/01/2032	1,738,065
300,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2026	300,243
640,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000		02/01/2041	655,334
950,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2029	1,073,462
5,000,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2041	5,626,197

					938,699,780
U.S. Possessions—18.9%
1,200,000	Guam Government Business Privilege	5.000		01/01/2031	1,343,316
470,000	Guam Power Authority, Series A	5.000		10/01/2030	557,354
260,000	Guam Power Authority, Series A	5.000		10/01/2024	313,742
210,000	Guam Power Authority, Series A	5.000		10/01/2023	252,403
1,510,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,491,729
315,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	316,692
1,500,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	979,140
21,210,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[7]	07/01/2024	15,091,763
6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	4,337,031
945,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	637,365
565,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	380,330
19,500,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	19,550,310
8,555,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	8,592,556
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.593	[3]	05/15/2050	567,504
10,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	10,179
21,675,000	Puerto Rico Children’s Trust Fund (TASC)	8.161	[3]	05/15/2055	786,152
8,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	4,853,680
2,500,000	Puerto Rico Commonwealth GO	5.375		07/01/2033	1,491,950
1,500,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	899,040
4,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	2,405,480
485,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	301,088
6,000,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	3,584,760
1,225,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	729,916
4,595,000	Puerto Rico Commonwealth GO	5.250		07/01/2031	2,743,858
1,980,000	Puerto Rico Commonwealth GO	5.250		07/01/2032	1,181,466
31,225,000	Puerto Rico Commonwealth GO	5.500		07/01/2032	18,713,767

33        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,120,000	Puerto Rico Commonwealth GO	5.125%		07/01/2028	$1,865,105
75,000	Puerto Rico Commonwealth GO	5.000		07/01/2024	75,853
2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	1,227,340
8,425,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2029	5,220,636
2,000,000	Puerto Rico Electric Power Authority, Series A8	5.000		07/01/2042	1,235,200
5,735,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2025	3,561,836
3,410,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	2,114,405
3,445,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2022	2,148,095
5,450,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	3,389,083
5,000,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2030	3,095,950
2,155,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2031	1,333,385
5,670,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2028	3,514,096
1,945,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2029	1,204,519
1,000,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2027	788,360
3,750,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2026	2,327,512
3,100,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2025	1,925,906
2,535,000	Puerto Rico Electric Power Authority, Series WW8	5.500		07/01/2038	1,566,098
1,685,000	Puerto Rico Electric Power Authority, Series WW8	5.000		07/01/2028	1,044,144
1,825,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2027	1,131,609
355,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	71,000
2,150,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	1,337,192
1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	621,490
5,000	Puerto Rico Highway & Transportation Authority, Series A	5.000		07/01/2038	1,000
7,405,000	Puerto Rico Highway & Transportation Authority, Series K	5.000		07/01/2030	1,481,000
225,000	Puerto Rico Highway & Transportation Authority, Series N	5.250		07/01/2039	110,450
4,000,000	Puerto Rico Infrastructure[9]	5.000		07/01/2041	630,000
15,000,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	5,916,450
725,000	Puerto Rico Infrastructure[9]	5.500		07/01/2024	326,250
4,600,000	Puerto Rico Infrastructure[2]	7.460	[3]	07/01/2030	790,878
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,247,625
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	167,445
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	181,660
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	115,220
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	943,404
855,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	732,179
100,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	93,690
4,305,000	Puerto Rico ITEMECF (Polytechnic University)	5.000		08/01/2022	4,111,318
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	108,174
1,000,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	620,600
3,150,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	1,955,866
4,200,000	Puerto Rico Public Buildings Authority	5.000		07/01/2032	2,262,792
810,000	Puerto Rico Public Buildings Authority	5.250		07/01/2029	440,737
4,795,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	2,583,834

34        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$235,000	Puerto Rico Public Buildings Authority	6.000%		07/01/2041	$130,716
1,400,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	869,666
3,500,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	2,069,165
4,055,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	481,531
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	2,113,800
14,995,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	9,305,597
410,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	165,456
38,120,000	Puerto Rico Sales Tax Financing Corp., Series A	7.538	[3]	08/01/2036	3,552,784
56,965,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[3]	08/01/2054	4,597,076
38,580,000	Puerto Rico Sales Tax Financing Corp., Series A	6.287	[3]	08/01/2043	6,713,306
3,635,000	Puerto Rico Sales Tax Financing Corp., Series A	6.660	[3]	08/01/2041	715,150
2,095,000	Puerto Rico Sales Tax Financing Corp., Series A	6.720	[3]	08/01/2045	323,594
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[3]	08/01/2044	4,092,750
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	5.548	[3]	08/01/2038	2,235,776
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2040	3,095,200
3,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	1,229,220
770,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[7]	08/01/2032	311,265
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	7,950,800
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500		08/01/2035	3,178,692
1,000,000	University of Puerto Rico	5.000		06/01/2025	404,890
1,700,000	University of Puerto Rico, Series Q	5.000		06/01/2036	664,326
5,925,000	University of Puerto Rico, Series Q	5.000		06/01/2030	2,348,789

					214,281,506

Total Municipal Bonds and Notes (Cost $1,259,797,033)					1,152,981,286
Corporate Bond and Note—0.5%
5,305,000	Dowling College, NY, Series 2015 Taxable Revenue Bond[10] (Cost $5,305,000)	7.500		06/15/2018	5,323,992

Shares
Common Stock—0.7%
3,100	CMS Liquidating Trust[10,11] (Cost $9,920,000)				8,517,560
Total Investments, at Value (Cost $1,275,022,033)—103.1%					1,166,822,838
Net Other Assets (Liabilities)—(3.1)					(35,428,640)

Net Assets—100.0%					$1,131,394,198

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

35        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

9. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

10. Received as a result of a corporate action.

11. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AFMAC	Association for Metro Area Autistic Children
ALIA	Alliance of Long Island Agencies AP Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
COP	Certificates of Participation
DA	Dormitory Authority
FIT	Fashion Institute of Technology
GO	General Obligation
HAII	Homes Anew II, Inc.
HC	HASC Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
L&WS	Leake & Watts Services
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
ROCs	Reset Option Certificates
RS	Rivendell School
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value (cost $1,275,022,033)—see accompanying statement of investments	$1,166,822,838

Cash	17,656,762

Receivables and other assets:
Interest	15,636,994
Shares of beneficial interest sold	9,174,613
Investments sold on a when-issued or delayed delivery basis	95,000
Other	386,394

Total assets	1,209,772,601

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	76,160,000
Dividends	1,202,787
Shares of beneficial interest redeemed	562,581
Distribution and service plan fees	226,274
Trustees’ compensation	167,016
Shareholder communications	11,688
Other	48,057

Total liabilities	78,378,403

Net Assets	$1,131,394,198

Composition of Net Assets
Par value of shares of beneficial interest	$101,855

Additional paid-in capital	1,349,520,511

Accumulated net investment income	5,052,760

Accumulated net realized loss on investments	(115,081,733)

Net unrealized depreciation on investments	(108,199,195)

Net Assets	$1,131,394,198

37        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $959,753,176 and 86,411,736 shares of beneficial interest outstanding)	$11.11
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.66

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,649,755 and 148,416 shares of beneficial interest outstanding)	$11.12

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,729,977 and 10,774,442 shares of beneficial interest outstanding)	$11.11

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $50,261,290 and 4,520,176 shares of beneficial interest outstanding)	$11.12

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Interest	$32,652,333

Expenses
Management fees	2,620,585

Distribution and service plan fees:
Class A	1,122,820
Class B	9,512
Class C	588,027

Transfer and shareholder servicing agent fees:
Class A	468,506
Class B	952
Class C	58,808
Class Y	24,044

Shareholder communications:
Class A	10,245
Class B	126
Class C	2,247
Class Y	539

Interest expense and fees on short-term floating rate notes issued (See Note 4)	300,424

Borrowing fees	270,027

Trustees’ compensation	9,250

Custodian fees and expenses	2,864

Interest expense on borrowings	496

Other	216,734

Total expenses	5,706,206

Net Investment Income	26,946,127

Realized and Unrealized Gain
Net realized gain on investments	289,849

Net change in unrealized appreciation/depreciation on investments	4,014,664

Net Increase in Net Assets Resulting from Operations	$31,250,640

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations
Net investment income	$26,946,127	$59,711,880

Net realized gain (loss)	289,849	(5,625,296)

Net change in unrealized appreciation/depreciation	4,014,664	(10,147,646)

Net increase in net assets resulting from operations	31,250,640	43,938,938

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,595,977)	(52,972,514)
Class B	(42,288)	(123,090)
Class C	(2,641,050)	(5,762,291)
Class Y	(1,320,967)	(2,787,100)

	(28,600,282)	(61,644,995)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	27,272,134	(49,805,250)
Class B	(667,646)	(709,498)
Class C	3,417,812	(5,186,835)
Class Y	4,681,083	(3,779,549)

	34,703,383	(59,481,132)

Net Assets
Total increase (decrease)	37,353,741	(77,187,189)

Beginning of period	1,094,040,457	1,171,227,646

End of period (including accumulated net investment income of $5,052,760 and $6,706,915, respectively)	$1,131,394,198	$1,094,040,457

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended March 31, 2016

Cash Flows from Operating Activities
Net increase in net assets from operations	$31,250,640

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(66,851,156)
Proceeds from disposition of investment securities	64,895,176
Short-term investment securities, net	81,482
Premium amortization	2,311,360
Discount accretion	(4,335,304)
Net realized gain on investments	(289,849)
Net change in unrealized appreciation/depreciation on investments	(4,014,664)
Change in assets:
Increase in other assets	(139,808)
Decrease in interest receivable	434,698
Decrease in receivable for securities sold	6,714,781
Change in liabilities:
Decrease in other liabilities	(28,788)

Net cash provided by operating activities	30,028,568

Cash Flows from Financing Activities
Proceeds from borrowings	1,300,000
Payments on borrowings	(11,700,000)
Proceeds from shares sold	95,807,896
Payments on shares redeemed	(93,756,589)
Cash distributions paid	(4,352,583)

Net cash used in financing activities	(12,701,276)

Net increase in cash	17,327,292

Cash, beginning balance	329,470

Cash, ending balance	$17,656,762

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $24,132,624.
Cash paid for interest on borrowings—$2,615.
Cash paid for interest on short-term floating rate notes issued— $300,424

See accompanying Notes to Financial Statements.

41        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$11.08	$11.24	$10.80	$12.22	$11.33	$11.97

Income (loss) from investment operations:
Net investment income[3]	0.27	0.59	0.63	0.62	0.66	0.69
Net realized and unrealized gain (loss)	0.05	(0.14)	0.45	(1.39)	0.91	(0.61)

Total from investment operations	0.32	0.45	1.08	(0.77)	1.57	0.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.61)	(0.64)	(0.65)	(0.68)	(0.72)

Net asset value, end of period	$11.11	$11.08	$11.24	$10.80	$12.22	$11.33

Total Return, at Net Asset Value[4]	2.93%	4.07%	10.28%	(6.68)%	14.20%	1.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$959,753	$930,256	$995,042	$1,016,554	$1,166,115	$998,502

Average net assets (in thousands)	$937,282	$975,212	$997,908	$1,174,169	$1,072,671	$984,892

Ratios to average net assets:[5]
Net investment income	4.95%	5.26%	5.78%	5.19%	5.56%	6.31%
Expenses excluding specific expenses listed below	0.86%	0.83%	0.80%	0.75%	0.75%	0.77%
Interest and fees from borrowings	0.05%	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.05%	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	0.96%	0.95%	0.98%	0.94%	0.98%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.95%	0.98%	0.94%	0.97%	1.03%

Portfolio turnover rate	6%	7%	10%	15%	14%	21%

42        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.09	$11.25	$10.81	$12.23	$11.33	$11.98

Income (loss) from investment operations:
Net investment income[2]	0.23	0.50	0.55	0.51	0.56	0.59
Net realized and unrealized gain (loss)	0.05	(0.14)	0.44	(1.40)	0.92	(0.62)

Total from investment operations	0.28	0.36	0.99	(0.89)	1.48	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.52)	(0.55)	(0.53)	(0.58)	(0.62)

Net asset value, end of period	$11.12	$11.09	$11.25	$10.81	$12.23	$11.33

Total Return, at Net Asset Value[3]	2.53%	3.27%	9.41%	(7.54)%	13.34%	0.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,650	$2,313	$3,060	$4,738	$9,804	$12,712

Average net assets (in thousands)	$1,899	$2,643	$3,730	$7,451	$11,225	$13,766

Ratios to average net assets:[4]
Net investment income	4.19%	4.50%	5.01%	4.22%	4.76%	5.41%
Expenses excluding specific expenses listed below	1.63%	1.61%	1.61%	1.66%	1.61%	1.66%
Interest and fees from borrowings	0.05%	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	1.73%	1.73%	1.79%	1.85%	1.84%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.73%	1.79%	1.85%	1.83%	1.92%

Portfolio turnover rate	6%	7%	10%	15%	14%	21%

44        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.09	$11.25	$10.81	$12.23	$11.33	$11.98

Income (loss) from investment operations:
Net investment income[2]	0.23	0.50	0.55	0.53	0.57	0.60
Net realized and unrealized gain (loss)	0.04	(0.14)	0.44	(1.40)	0.92	(0.61)

Total from investment operations	0.27	0.36	0.99	(0.87)	1.49	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.52)	(0.55)	(0.55)	(0.59)	(0.64)

Net asset value, end of period	$11.11	$11.09	$11.25	$10.81	$12.23	$11.33

Total Return, at Net Asset Value[3]	2.45%	3.28%	9.43%	(7.41)%	13.42%	0.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,730	$116,022	$123,105	$125,711	$154,674	$126,880

Average net assets (in thousands)	$117,661	$123,420	$122,766	$151,268	$139,433	$130,387

Ratios to average net assets:[4]
Net investment income	4.19%	4.50%	5.01%	4.39%	4.78%	5.53%
Expenses excluding specific expenses listed below	1.62%	1.59%	1.57%	1.54%	1.53%	1.55%
Interest and fees from borrowings	0.05%	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.05%	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	1.72%	1.71%	1.75%	1.73%	1.76%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.71%	1.75%	1.73%	1.75%	1.81%

Portfolio turnover rate	6%	7%	10%	15%	14%	21%

46        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$11.09	$11.25	$10.81	$12.23	$11.34	$10.46

Income (loss) from investment operations:
Net investment income[3]	0.29	0.62	0.65	0.65	0.67	0.47
Net realized and unrealized gain (loss)	0.04	(0.15)	0.45	(1.40)	0.92	0.91

Total from investment operations	0.33	0.47	1.10	(0.75)	1.59	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.63)	(0.66)	(0.67)	(0.70)	(0.50)

Net asset value, end of period	$11.12	$11.09	$11.25	$10.81	$12.23	$11.34

Total Return, at Net Asset Value[4]	3.05%	4.22%	10.54%	(6.45)%	14.43%	13.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,261	$45,449	$50,021	$49,435	$39,169	$5,986

Average net assets (in thousands)	$48,118	$49,242	$41,597	$48,673	$22,893	$4,972

Ratios to average net assets:[5]
Net investment income	5.19%	5.50%	5.98%	5.39%	5.69%	6.55%
Expenses excluding specific expenses listed below	0.62%	0.59%	0.56%	0.51%	0.53%	0.54%
Interest and fees from borrowings	0.05%	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.05%	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	0.72%	0.71%	0.74%	0.70%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.71%	0.74%	0.70%	0.75%	0.80%

Portfolio turnover rate	6%	7%	10%	15%	14%	21%

48        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

50         OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund did not utilize any capital loss

51        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$6,626,486
2017	26,431,288
2018	43,255,092
No expiration	38,639,897

Total	$114,952,763

At period end, it is estimated that the capital loss carryforwards would be $76,023,017 expiring by 2018 and $38,639,897, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $289,849 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,199,278,827[1]

Gross unrealized appreciation	$62,111,896
Gross unrealized depreciation	(170,564,846)

Net unrealized depreciation	$(108,452,950)

1. The Federal tax cost of securities does not include cost of $75,996,961, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

52        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

53        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

54        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$938,699,780	$—	$938,699,780
U.S. Possessions	—	214,281,506	—	214,281,506

55        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Bond and Note	$—	$5,323,992	$—	$5,323,992
Common Stock	—	—	8,517,560	8,517,560

Total Assets	$—	$1,158,305,278	$8,517,560	$1,166,822,838

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the

56        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating

57        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $28,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured

58        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $139,622,304 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $76,160,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2023 Trust[3]	8.695%	1/15/46	$12,812,800
6,670,000	NYC GO Tender Option Bond Series 2015-XF0013 Trust	12.460	11/15/31	9,187,191
2,750,000	NYC GO Tender Option Bond Series 2015-XF2014 Trust[3]	14.602	3/1/26	4,105,420
3,750,000	NYC GO Tender Option Bond Series 2015-XF2108 Trust	15.470	4/1/36	5,654,100
10,000,000	NYC Transitional Finance Authority Tender Option Bond Series 2015-XF2152 Trust[3]	7.694	1/15/34	11,399,000
6,670,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0012 Trust	12.786	3/15/36	9,457,393
10,000,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0014 Trust	7.568	3/15/37	10,846,400

				$63,462,304

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

59        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $76,160,000 or 6.30% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$95,000

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be

60        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$14,598,830
Market Value	$7,630,833
Market Value as % of Net Assets	0.67%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $34,812,474, representing 3.08% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

61        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	7,044,582	$78,087,218	9,375,079	$105,188,180
Dividends and/or distributions reinvested	1,904,291	21,108,848	4,052,264	45,349,860
Redeemed	(6,491,757)	(71,923,932)	(17,975,443)	(200,343,290)

Net increase (decrease)	2,457,116	$27,272,134	(4,548,100)	$(49,805,250)

Class B
Sold	1,896	$21,041	21,312	$236,908
Dividends and/or distributions reinvested	3,012	33,413	8,556	95,871
Redeemed	(65,100)	(722,100)	(93,245)	(1,042,277)

Net decrease	(60,192)	$(667,646)	(63,377)	$(709,498)

Class C
Sold	1,318,569	$14,610,705	1,794,765	$20,148,865
Dividends and/or distributions reinvested	190,636	2,114,112	405,130	4,536,158
Redeemed	(1,200,307)	(13,307,005)	(2,678,439)	(29,871,858)

Net increase (decrease)	308,898	$3,417,812	(478,544)	$(5,186,835)

Class Y
Sold	1,014,936	$11,252,604	1,521,675	$17,022,463
Dividends and/or distributions reinvested	78,941	876,251	147,654	1,654,152
Redeemed	(670,744)	(7,447,772)	(2,016,792)	(22,456,164)

Net increase (decrease)	423,133	$4,681,083	(347,463)	$(3,779,549)

62        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$66,851,156	$64,895,176

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.45
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

63        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,301
Accumulated Liability as of March 31, 2016	77,808

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board

64        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

March 31, 2016	$2,468	$3,580	$7,361

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

65        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5875% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$333,333
Average Daily Interest Rate	0.294	%
Fees Paid	$359,861
Interest Paid	$2,615

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured

66        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$63,567

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

70        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

71        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0360.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016